SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): May 13, 1998 (May 12, 1998)

                           SAMSONITE CORPORATION
  ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

 DELAWARE                       0-23214                36-3511556
  ---------------------------------------------------------------------
 (State or other              (Commission File         (I.R.S. Employer
 jurisdiction of                Number)                Identification
 incorporation)                                        Number)


 11200 East 45th Avenue
 Denver, Colorado                                   80239-3018
  ---------------------------------------------------------------------
 (Address of principal executive offices)          (Zip Code)

                               (303) 373-2000
  ---------------------------------------------------------------------
            (Registrant's telephone number, including area code)

                                      N/A
  ---------------------------------------------------------------------
       (Former name or former address, if changed since last report)


 Item 5.  Other Events.

 A.   Recapitalization Plan.

      On May 13, 1998, the registrant issued a press release (filed herewith as Exhibit 99.1 and which is incorporated herein by reference) announcing that its Board of Directors had approved a modified recapitalization plan pursuant to which the Company will commence a self tender offer to purchase up to 12 million shares (or approximately 59%) of its outstanding common stock at a price of $40.00 per share. The description and terms of the recapitalization plan are set forth in the Plan to Recapitalize the Company, a copy of which is filed herewith as Exhibit 99.2 and is incorporated herein by reference. The recapitalization plan can be amended at any time. The registrant's obligations to purchase shares pursuant to the tender offer will be subject to a number of conditions, including obtaining the financing as discussed in the press release issued by the registrant on May 13, 1998.

 B.   Rights Plan.

      On May 12, 1998, the Board of Directors of the registrant adopted a stockholder rights plan. Pursuant to the Rights Agreement between the registrant and BankBoston, N.A., as Rights Agent (the "Rights Agreement"), one Right will be issued for each outstanding share of common stock, par value $.01 per share. Each of the Rights will entitle the registered holder to purchase from the registrant one one-thousandth of a share of Series B Junior Participating Preferred Stock, par value $.01 per share, at a price of $70 per one one-thousandth of a share. The Rights are redeemable under certain circumstances at $.005 per Right and will expire, unless extended by the Board of Directors of the registrant, on May 31, 2000.

      The description and terms of the Rights are set forth in the Rights Agreement, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

 C.   Press Release.

      On May 13, 1998, the registrant issued the press release filed herewith as Exhibit 99.1. Such press release is incorporated herein by reference.


 Item 7.  Financial Statements and Exhibits.

 (a)  Financial Statements of Business Acquired.

      Not applicable.

 (b)  Pro Forma Financial Information.

      Not applicable.

 (c)  Exhibits.

 Exhibit No.    Description

    4.1 Rights Agreement, dated as of May 12, 1998, between Samsonite Corporation and BankBoston, N.A., as Rights Agent, including the form of Certificate of Designation, Preferences and Rights setting forth the terms of the Series B Junior Participating Preferred Stock, par value $.01 per share, as Exhibit A, the form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Stock as Exhibit C. Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until after the Distribution Date (as such term is defined in the Rights Agreement).

   99.1         Plan to Recapitalize the Company, dated as of May 12, 1998.

   99.2         Press Release issued by Samsonite Corporation on May 13,
                1998.



                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               SAMSONITE CORPORATION
                                   (Registrant)


                               By: /s/ Richard H. Wiley
                                   _____________________
                                   Name:  Richard H. Wiley
                                   Title: Chief Financial Officer


 Dated:  May 13, 1998




                             INDEX TO EXHIBITS

 Exhibit No.         Description

    4.1 Rights Agreement, dated as of May 12, 1998, between Samsonite Corporation and BankBoston, N.A., as Rights Agent, including the form of Certificate of Designation, Preferences and Rights setting forth the terms of the Series B Junior Participating Preferred Stock, par value $.01 per share, as Exhibit A, the form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Stock as Exhibit C. Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until after the Distribution Date (as such term is defined in the Rights Agreement).

   99.1         Plan to Recapitalize the Company, dated as of May 12, 1998.

   99.2         Press Release issued by Samsonite Corporation on May 13,
                1998.